                                                                     EXHIBIT 4.3

                                FOURTH AMENDMENT

                  FOURTH AMENDMENT dated as of October 7, 2003 (this "Amendment"), to the CREDIT AGREEMENT, dated as of December 20, 2001 (as amended prior to the date hereof, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Company"), COLLINS & AIKMAN CANADA INC., a Canadian corporation, COLLINS & AIKMAN PLASTICS, LTD., a Canadian corporation, COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent, DEUTSCHE BANK SECURITIES INC. and MERRILL LYNCH CAPITAL CORPORATION, as co-documentation agents, JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan Chase Bank"), as administrative agent (in such capacity, the "Administrative Agent"), and JPMORGAN CHASE BANK, TORONTO BRANCH , a Foreign Bank Branch under the Bank Act (Canada), as Canadian administrative agent.

                  WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrowers;

                  WHEREAS the Company has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment; and

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendment to Section 1.01. (a) The definition of "Applicable Margin" is hereby amended by deleting "0.25%" and "0.50%" from the last sentence thereof and adding in their place "0.50% and "0.75%", respectively.

                 (b) The definition of "EBITDA" in Section 1.01 of the Credit Agreement is hereby amended (for purposes of Sections 6.14 and 6.15 of the Credit Agreement only) by deleting "and" which appears immediately before clause
(xvii) thereof and by adding the following after clause (xvii) thereof and immediately before the proviso:

         "and (xviii) to the extent reducing income from continuing and discontinued operations for any fiscal quarter ending after September 30, 2003, costs and charges not to exceed $11,000,000 arising from the restructuring plans announced by the Company in August 2003 and fees and expenses associated with the Fourth Amendment dated as of October 7, 2003 to this Agreement;"

                  3. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of clause (q), (ii) deleting the period from the end of clause (r) and substituting therefor the phrase "; and" and (iii) adding the following new clause (s) at the end thereof:

                  "(s) an unsecured Guarantee by the Company or any of its Subsidiaries of lease obligations incurred by a Mexican Subsidiary of the Company in connection with a "build-to-suit" construction of an operating facility in Hermasillo, Mexico for use by such Mexican Subsidiary provided that the aggregate amount guaranteed shall not exceed $35,000,000."

                  4. Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by deleting the amount "$185,000,000" for fiscal year 2004 and substituting therefor the amount "$150,000,000, it being agreed that up to $35,000,000 of the amount, if any, of Capital Expenditures deemed to have been made in connection with the proposed "build-to-suit" construction of an operating facility referred to in Section 6.01(s) arising solely as a result of the Mexican Subsidiary's possessing title to such facility pending a sale-leaseback shall be deemed not to constitute Capital Expenditures for purposes of this Agreement.

                  5. Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by adding the following in its place:

                  "SECTION 6.14. Interest Coverage Ratio. In the case of Holdings, permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters to be less than the ratio set forth below opposite the period which includes the last day of such period of consecutive fiscal quarters:

                                           Quarter Ending:                            Ratio:
                        September 30, 2003                                           2.00:1.00
                        December 31, 2003                                            1.85:1.00
                        March 31, 2004                                               1.85:1.00
                        June 30, 2004                                                1.85:1.00
                        September 30, 2004                                           2.00:1.00
                        December 31, 2004                                            2.20:1.00
                        March 31, 2005                                               2.25:1.00
                        June 30, 2005 - December 31, 2005                            3.00:1.00"

                  6. Amendment to Section 6.15. Section 6.15 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by adding the following in its place:

                  "SECTION 6.15. Leverage Ratio. In the case of Holdings, permit the Leverage Ratio as of the last day of any fiscal quarter occurring during any period set forth below to be greater than the ratio set forth below for such period:

                                           Quarter Ending:                            Ratio:
                        September 30, 2003                                           4.50:1.00
                        December 31, 2003                                            5.00:1.00
                        March 31, 2004                                               5.00:1.00
                        June 30, 2004                                                4.75:1.00
                        September 30, 2004                                           4.50:1.00
                        December 31, 2004                                            4.25:1.00
                        March 31, 2005                                               3.75:1.00
                        June 30, 2005 - December 31, 2005                            3.00:1.00"

                  7. Textron Sale/Leaseback Financing. Notwithstanding anything to the contrary in the Credit Agreement, it is agreed that, for all purposes of the Credit Agreement, the accounting treatment under GAAP of the Textron Sale/Leaseback Financing shall be without giving effect to the change in GAAP effected in 2003 by Financial Accounting Standards Board Interpretation No. 46.

                  8. Pricing Grid. Schedule 1.01(A) to the Credit Agreement is hereby amended by replacing such Schedule with Schedule 1.01(A) attached to this Amendment.

                  9. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the amendments contained herein:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of Holdings and the Borrowers, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of each Loan Party set forth in the Loan Documents as amended hereby are true and correct in all material respects.

                  10. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Effective Date"):

                  (a) The Administrative Agent shall have received counterparts thereof duly executed and delivered by the Holdings, the Borrowers and the Required Lenders;

                  (b) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document; and

                  (c) The Company shall have paid to the Administrative Agent, in immediately available funds, for the account of each Lender that has delivered (including by telecopy) an executed counterpart of this Amendment to the Administrative Agent or its counsel prior to 5:00 p.m. New York time, on October 14, 2003, an amendment fee in an amount separately agreed to by the Company and such Lender.

                  11. Expenses. The Company agrees to pay or reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent.

                  12. Governing Law; Counterparts. (a) (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the Company, the Canadian Borrowers, Holdings, the Agents, and the Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                                COLLINS & AIKMAN PRODUCTS CO.

                                                By: /s/ Robert A. Krause
                                                   -----------------------------
                                                   Name:  Robert A. Krause
                                                   Title: VP and Treasurer

                                                COLLINS & AIKMAN CORPORATION

                                                By: /s/ Robert A. Krause
                                                   -----------------------------
                                                   Name:  Robert A. Krause
                                                   Title: VP and Treasurer

                                                COLLINS & AIKMAN CANADA INC.

                                                By: /s/ Robert A. Krause
                                                   -----------------------------
                                                   Name:  Robert A. Krause
                                                   Title: VP and Treasurer

                                                COLLINS & AIKMAN PLASTICS, LTD.

                                                By: /s/ Robert A. Krause
                                                   -----------------------------
                                                   Name:  Robert A. Krause
                                                   Title: VP and Treasurer

                               JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent and as a Lender

                               By: /s/ RICHARD W. DUKER
                                   -------------------------------------------
                                   Name:  RICHARD W. DUKER
                                   Title: MANAGING DIRECTOR


                               JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent and as a Lender

                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                               JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent and as a Lender

                               By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                               JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent and as a Lender

                               By: /s/ DREW MCDONALD
                                   -------------------------------------------
                                   Name:  DREW MCDONALD
                                   Title: Vice President

                         [CANYON CAPITAL ADVISORS LOGO]


                            CANYON CAPITAL ADVISORS
                           9665 WILSHIRE BLVD., #200
                            BEVERLY HILLS, CA 90212

                         PROPORTIONATE VOTING PROVISION

The undersigned, CANYON CAPITAL CDO 2002-1 LTD., ("Canyon"), is a Lender to COLLINS & AIKMAN PRODUCTS CO., dated as of December 20, 2001 (the "Credit Agreement".) Canyon's approval of a proposed FOURTH AMENDMENT TO THE CREDIT AGREEMENT has been requested pursuant to the terms of the Credit Agreement. The FOURTH AMENDMENT TO THE CREDIT AGREEMENT must be approved by the Required Lenders under the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the FOURTH AMENDMENT TO THE CREDIT AGREEMENT in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the FOURTH AMENDMENT TO THE CREDIT AGREEMENT (without counting failure to vote or abstentions.)

CANYON CAPITAL CDO 2002-1 LTD.

An exempted limited liability company incorporated
Under the laws of the Cayman Islands

By:     Canyon Capital Advisors LLC
        a Delaware limited liability company,
        its Collateral Manager

By:     /s/ R. Christian B. Evensen             Date: 10/13/03
        ---------------------------------             --------------------
        R. Christian B. Evensen
        Managing Partner

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           LCMI Limited Partnership, As Lender
                           -----------------------------------
                           [Name of Lender]
                           By Lyon Capital Management LLC,
                           As Collateral Manager


                           By:      /s/ F. Tavangar
                               -------------------------------
                               LYON CAPITAL MANAGEMENT LLC
                               FARBOUD TAVANGAR
                               SENIOR PORTFOLIO MANAGER

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           The Sumitomo Trust & Banking Co., Ltd.
                           New York Branch
                           -----------------------------------------
                           [Name of Lender]


                           By:  /s/ Frances E. Wynne
                                ------------------------------------
                           Name:  Frances E. Wynne
                           Title:  Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           NORTHWOODS CAPITAL LIMITED
                           -----------------------------------------
                           [Name of Lender]

                           BY: ANGELO, GORDON & CO., L.P.,
                               AS COLLATERAL MANAGER

                           By:  /s/ John W. Fraser
                                ------------------------------------
                           Name:  JOHN W. FRASER
                           Title:  MANAGING DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           NORTHWOODS CAPITAL II, LIMITED
                           -----------------------------------------
                           [Name of Lender]

                           BY: ANGELO, GORDON & CO., L.P.,
                               AS COLLATERAL MANAGER

                           By:  /s/ John W. Fraser
                                ------------------------------------
                           Name:  JOHN W. FRASER
                           Title:  MANAGING DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           NORTHWOODS CAPITAL III, LIMITED
                           -----------------------------------------
                           [Name of Lender]

                           BY: ANGELO, GORDON & CO., L.P.,
                               AS COLLATERAL MANAGER

                           By:  /s/ John W. Fraser
                                ------------------------------------
                           Name:  JOHN W. FRASER
                           Title:  MANAGING DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           AERIES FINANCE-II LTD.

                           By: Patriarch Partners X, LLC,
                               Its Managing Agent

                           By:  /s/ Lynn Tilton
                                ------------------------------------
                                Name:  Lynn Tilton
                                Title:  Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           CERES II FINANCE LTD.

                           By: Patriarch Partners IX, LLC
                               Its Managing Agent

                           By:  /s/ Lynn Tilton
                                ------------------------------------
                                Name:  Lynn Tilton
                                Title:  Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Deutsche Bank Trust Company Americas
                           ------------------------------------
                           [Name of Lender]



                           By:      /s/ Marco Orlando
                               -------------------------------
                               Name: MARCO ORLANDO
                               Title: DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           ------------------------------------
                           DEUTSCHE BANK AG, CANADA BRANCH



                           By: /s/ Stephen Miller   /s/ Marcellus Leung
                               ----------------------------------------
                               Name: Stephen Miller     Marcellus Leung
                               Title: Vice President    AVP

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           ------------------------------------
                           Merrill Lynch Capital Corporation



                           By: /s/ Stephanie Vallillo
                               ----------------------------------------
                               Name: Stephanie Vallillo
                               Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Pacifica Partners I, LP
                           ------------------------------------
                           [Name of Lender]

                           By: Alcentia, Inc.
                               as its Investment Manager



                           By: /s/ Dean K. Kawai
                               ----------------------------------------
                               Name: DEAN K. KAWAI
                               Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Pacifica CDO II, Ltd.
                           ------------------------------------
                           [Name of Lender]

                           By: Alcentia, Inc.
                               as its Investment Manager



                           By: /s/ Dean K. Kawai
                               ----------------------------------------
                               Name: DEAN K. KAWAI
                               Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           PRINCIPAL LIFE INSURANCE COMPANY

                           By: Principal Global Investors, LLC
                               a Delaware limited liability company,
                               its authorized signatory



                           By: /s/ Jon G. Heiny
                               ----------------------------------------
                           Its:  JON G. HEINY, COUNSEL
                                ---------------------------------------

                           By: /s/ Elizabeth D. Swanson
                               ----------------------------------------
                           Its:  ELIZABETH D. SWANSON, COUNSEL
                                ---------------------------------------

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           National City Bank
                           -----------------------------------------
                           [Name of Lender]


                           By:  /s/ John W. Thompson
                                ------------------------------------
                                Name:  JOHN W. THOMPSON
                                Title:  VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           CREDIT SUISSE FIRST BOSTON, acting through
                           its CAYMAN ISLANDS BRANCH
                           -----------------------------------------
                           [Name of Lender]


                           By:  /s/ Mark E. Gleason
                                ------------------------------------
                                Name:  MARK E. GLEASON
                                Title:  DIRECTOR

                           By:  /s/ Joshua Parrish
                                ------------------------------------
                                Name:  JOSHUA PARRISH
                                Title:  ASSOCIATE

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Trumbull THC, Ltd.
                           -----------------------------------------
                           [Name of Lender]


                           By:  /s/ Stacey L. Malek
                                ------------------------------------
                                Name:  Stacey L. Malek
                                Title:  Attorney in Fact

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           NATEXIS BANQUES POPULAIRES
                           -------------------------------------
                           [Name of Lender]


                           By: /s/ William J. Burke
                              ----------------------------------
                              Name:  WILLIAM J. BURKE
                              Title: VICE PRESIDENT


                                    /s/ Michael J. Storms
                                      MICHAEL J. STORMS
                                          ASSOCIATE

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                           By: ING Capital Advisors LLC,
                               as Collateral Manager


                           /s/ Philip C. Robbins
                           -------------------------------------
                           By: Philip C. Robbins
                           Title: Senior Vice President



                           BALANCED HIGH-YIELD FUND II, LTD.
                           By: ING Capital Advisors LLC,
                               as Asset Manager


                           /s/ Philip C. Robbins
                           -------------------------------------
                           By: Philip C. Robbins
                           Title: Senior Vice President




                           NEMEAN CLO, LTD.
                           By: ING Capital Advisors LLC,
                               as Investment Manager


                           /s/ Philip C. Robbins
                           -------------------------------------
                           By: Philip C. Robbins
                           Title: Senior Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           ENDURANCE CLO I, LTD.
                           c/o: ING Capital Advisors LLC,
                                as Collateral Manager


                           /s/ Philip C. Robbins
                           -------------------------------------
                           By: Philip C. Robbins
                           Title: Senior Vice President



                           ORYX CLO, LTD.
                           By: ING Capital Advisors LLC,
                               as Collateral Manager


                           /s/ Philip C. Robbins
                           -------------------------------------
                           By: Philip C. Robbins
                           Title: Senior Vice President



                           SEQUILS-ING I (HBDGM), LTD.
                           By: ING Capital Advisors LLC,
                               as Collateral Manager


                           /s/ Philip C. Robbins
                           -------------------------------------
                           By: Philip C. Robbins
                           Title: Senior Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           MW Post Opportunity Offshore Fund, LTD.
                           ----------------------------------------
                           [Name of Lender]

                           By: MW Post Advisory Group, LLC
                               AS INVESTMENT MANAGER

                           By: /s/ Lawrence A. Post
                              ------------------------------------
                              Name:  LAWRENCE A. POST
                              Title: CHAIRMAN

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Post Opportunity Fund, L.P.
                           -----------------------------------------
                           [Name of Lender]

                           By: MW Post Advisory Group, LLC
                               AS INVESTMENT MANAGER

                           By: /s/ Lawrence A. Post
                              --------------------------------------
                              Name:  LAWRENCE A. POST
                              Title: CHAIRMAN

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           THE TORONTO-DOMINION BANK
                           -----------------------------------------
                           [Name of Lender]



                           By: /s/ Peter S. Spielman
                              -------------------------------------
                              Name:  Peter S. Spielman (S-285)
                              Title: Managing Director
                                     The Toronto-Dominion Bank

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           The Foothill Group, Inc.
                           ---------------------------------------
                           [Name of Lender]


                           By: /s/ Dennis R. Ascher
                              ------------------------------------
                              Name:  Dennis R. Ascher
                              Title: Senior V.P.

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Foothill Income Trust, L.P.
                           ---------------------------------------
                           [Name of Lender]


                           By: /s/ Dennis R. Ascher
                              ------------------------------------
                              Name:  Dennis R. Ascher
                              Title: Managing Member

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ---------------------------------------
                           [Name of Lender]


                           By:
                              ------------------------------------
                              Name:
                              Title:


                           OAK HILL SECURITIES FUND, L.P.

                           By: Oak Hill Securities GenPar, L.P.
                               its General Partner

                           By: Oak Hill Securities MGP, Inc.,
                               its General Partner

                           By: /s/ Scott D. Krase
                              -----------------------------------
                              Name:  Scott D. Krase
                              Title: Authorized Signatory

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ---------------------------------------
                           [Name of Lender]


                           By:
                              ------------------------------------
                              Name:
                              Title:


                           OAK HILL SECURITIES FUND II, L.P.

                           By: Oak Hill Securities GenPar II, L.P.
                               its General Partner

                           By: Oak Hill Securities MGP II, Inc.,
                               its General Partner

                           By: /s/ Scott D. Krase
                              -----------------------------------
                              Name:  Scott D. Krase
                              Title: Authorized Signatory

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ------------------------------------------
                           [Name of Lender]


                           By:
                              ---------------------------------------
                              Name:
                              Title:


                           OAK HILL CREDIT PARTNERS I, LIMITED

                           By: Oak Hill CLO Management I, LLC
                               as Investment Manager

                           By: /s/ Scott D. Krase
                              --------------------------------------
                              Name:  Scott D. Krase
                              Title: Authorized Signatory

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ------------------------------------------
                           [Name of Lender]


                           By:
                              ---------------------------------------
                              Name:
                              Title:


                           OAK HILL CREDIT PARTNERS II, LIMITED

                           By: Oak Hill CLO Management II, LLC
                               as Investment Manager

                           By: /s/ Scott D. Krase
                              --------------------------------------
                              Name:  Scott D. Krase
                              Title: Authorized Signatory

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Dolphin Investment Co, Ltd.
                           ------------------------------------------
                           [Name of Lender]
                           By: Oak Hill CLO Management III, LLC
                               as Investment Manager


                           By: /s/ Scott D. Krase
                              ---------------------------------------
                              Name:  Scott D. Krase
                              Title: Authorized Signatory

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           VP CBO, Limited (fka Triton CBO III)
                           ------------------------------------------
                           [Name of Lender]

                           By: OH Value Partners, LLC
                               As Investment Manager


                           By: /s/ Scott D. Krase
                              --------------------------------------
                              Name:  Scott D. Krase
                              Title: Authorized Signatory

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ORIX Financial Services, Inc.
                           ------------------------------------------
                           [Name of Lender]


                           By: /s/ R. Terry Standifer
                              ---------------------------------------
                              Name: R. Terry Standifer
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           KATONAH I, LTD.
                           ----------------------------------------
                           [Name of Lender]



                           By: /s/ Ralph Della Rocca
                              -------------------------------------
                              Name: RALPH DELLA ROCCA
                              Title: Authorized Officer
                                     Katonah Capital, L.L.C.
                                     As Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           KATONAH II, LTD.
                           ----------------------------------------
                           [Name of Lender]



                           By: /s/ Ralph Della Rocca
                              -------------------------------------
                              Name: RALPH DELLA ROCCA
                              Title: Authorized Officer
                                     Katonah Capital, L.L.C.
                                     As Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           KATONAH III, LTD.
                           ----------------------------------------
                           [Name of Lender]



                           By: /s/ Ralph Della Rocca
                              -------------------------------------
                              Name: RALPH DELLA ROCCA
                              Title: Authorized Officer
                                     Katonah Capital, L.L.C.
                                     As Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           KATONAH IV, LTD.
                           ----------------------------------------
                           [Name of Lender]



                           By: /s/ Ralph Della Rocca
                              -------------------------------------
                              Name: RALPH DELLA ROCCA
                              Title: Authorized Officer
                                     Katonah Capital, L.L.C.
                                     As Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           KATONAH V, LTD.
                           ----------------------------------------
                           [Name of Lender]



                           By: /s/ Ralph Della Rocca
                              -------------------------------------
                              Name: RALPH DELLA ROCCA
                              Title: Authorized Officer
                                     Katonah Capital, L.L.C.
                                     As Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           TRANSAMERICA BUSINESS CAPITAL CORPORATION
                           ------------------------------------------
                           [Name of Lender]



                           By: /s/ Stephen K. Goetschius
                              ---------------------------------------
                              Name:  Stephen K. Goetschius
                              Title: Senior Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Heather Hollidge
                           -----------------------------------
                           HEATHER HOLLIDGE
                           ASSOCIATE


                           COMERICA BANK
                           PRIVATE EQUITY GROUP

                           By: /s/ Heather Hollidge
                              --------------------------------
                              Name:
                              Title:

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Protective Life Insurance Company


                           By: /s/ Diane S. Griswold
                              --------------------------------------
                              Name: DIANE S. GRISWOLD
                              Title: AVP

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           The Bank of New York
                           ------------------------------------
                           [Name of Lender]



                           By: /s/ Brendan T. Nedzi
                              ---------------------------------
                              Name:  Brendan T. Nedzi
                              Title: Senior Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ML CLO XV PILGRIM AMERICA
                           (CAYMAN) LTD.
                           By: ING INVESTMENTS, LLC
                               AS ITS INVESTMENT MANAGER

                           By: /s/ Mark F. Haak
                              ---------------------------------------
                           Name: MARK F. HAAK, CFA
                           Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           ML CLO XX PILGRIM AMERICA
                           (CAYMAN) LTD.
                           By: ING INVESTMENTS, LLC
                               AS ITS INVESTMENT MANAGER

                           By: /s/ Mark F. Haak
                              -----------------------------------------
                           Name: MARK F. HAAK, CFA
                           Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           PILGRIM AMERICA HIGH INCOME
                           INVESTMENTS LTD,
                           By: ING INVESTMENTS, LLC
                               AS ITS INVESTMENT MANAGER

                           By: /s/ Mark F. Haak
                              ----------------------------------
                           Name: MARK F. HAAK, CFA
                           Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           PILGRIM SLO 1999-1 LTD.
                           By: ING INVESTMENTS, LLC
                               AS ITS INVESTMENT MANAGER

                           By: /s/ Mark F. Haak
                              ----------------------------------
                           Name: MARK F. HAAK, CFA
                           Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           SEQUILS - PILGRIM I. LTD
                           By: ING INVESTMENTS, LLC
                               AS ITS INVESTMENT MANAGER

                           By: /s/ Mark F. Haak
                              ----------------------------------
                           Name: MARK F. HAAK, CFA
                           Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           ING SENIOR INCOME FUND
                           By: AELTUS INVESTMENT MANAGEMENT, INC.
                               AS ITS INVESTMENT MANAGER

                           By: /s/ Mark F. Haak
                              ----------------------------------
                           Name: MARK F. HAAK, CFA
                           Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           ING PRIME RATE TRUST
                           By: AELTUS INVESTMENTS MANAGEMENT, INC.
                               AS ITS INVESTMENT MANAGER

                           By: /s/ Mark F. Haak
                              ----------------------------------
                           Name: MARK F. HAAK, CFA
                           Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           CLOSE INTERNATIONAL CUSTODY SERVICES LIMITED RE CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED
                           By: CypressTree Strategic Debt Management Co., Inc. as Investment Adviser

                           By: /s/ Jeffrey Megar
                              ---------------------------------------
                              Name: JEFFREY MEGAR
                              Title: DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Hewett's Island CDO, Ltd.
                           By: CypressTree Investment Management Company, Inc.,
                               as Portfolio Manager.

                           By: /s/ Jeffrey Megar
                              --------------------------------------
                              Name: JEFFREY MEGAR
                              Title: DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           THE BANK OF NOVA SCOTIA
                           -------------------------------------
                           [Name of Lender]


                           By: /s/ V. H. Gibson
                              ----------------------------------
                              Name: V. GIBSON
                              Title: ASSISTANT AGENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           WINGED FOOT FUNDING TRUST
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                              ---------------------------------
                              Name: ANN E. MORRIS
                              Title: AUTHORIZED AGENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           STANWICH LOAN FUNDING LLC
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                              ---------------------------------
                              Name: ANN E. MORRIS
                              Title: ASST VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           RIVIERA FUNDING LLC
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                              ---------------------------------
                              Name: ANN E. MORRIS
                              Title: ASST VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           JUPITER FUNDING TRUST
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                              ---------------------------------
                              Name: ANN E. MORRIS
                              Title: AUTHORIZED AGENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           JUPITER LOAN FUNDING LLC
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Ann E. Morris
                              ---------------------------------
                              Name: ANN E. MORRIS
                              Title: ASST VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           OCTAGON INVESTMENT PARTNERS II, LLC
                           By: Octagon Credit Investors, LLC
                               as sub-investment manager
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Andrew Gordan
                              ---------------------------------
                              Name:  Andrew Gordan
                              Title: Principal

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           OCTAGON INVESTMENT PARTNERS III, LTD.
                           By: Octagon Credit Investors, LLC
                               as Portfolio Manager
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Andrew Gordan
                              ---------------------------------
                              Name:  Andrew Gordan
                              Title: Principal

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           OCTAGON INVESTMENT PARTNERS IV, LTD.
                           By: Octagon Credit Investors, LLC
                               as collateral manager
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Andrew Gordan
                              ---------------------------------
                              Name:  Andrew Gordan
                              Title: Principal

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           OCTAGON INVESTMENT PARTNERS V, LTD.
                           By: Octagon Credit Investors, LLC
                               as Portfolio Manager
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Andrew Gordan
                              ---------------------------------
                              Name:  Andrew Gordan
                              Title: Principal

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           SENIOR DEBT PORTFOLIO
                           By: Boston Management and Research
                               as Investment Advisor
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           EATON VANCE SENIOR INCOME TRUST
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           EATON VANCE INSTITUTION SENIOR LOAN FUND
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           EATON VANCE CDO II, LTD
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           EATON VANCE CDO III, LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           EATON VANCE CDO IV, LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           COSTANTINUS EATON VANCE CDO V, LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           EATON VANCE CDO VI LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           GRAYSON & CO
                           By: BOSTON MANAGEMENT AND RESEARCH
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           BIG SKY SENIOR LOAN FUND, LTD.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           EATON VANCE
                           LIMITED DURATION INCOME FUND
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           TOLLI & CO.
                           By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                           ------------------------------------
                           [Name of Lender]


                           By: /s/ Payson F. Swaffield
                              ---------------------------------
                              Name: Payson F. Swaffield
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Denali Capital LLC, managing member of
                           DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate


                           By: /s/ JOHN P. THACKER
                              -----------------------------------
                              Name: JOHN P. THACKER
                              Title: CHIEF CREDIT OFFICER

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent

                           Denali Capital LLC managing member of DC Funding Partners, portfolio manager form DENALI CAPITAL CLO II, LTD., or an affiliate

                           By: /s/ JOHN P. THACKER
                              --------------------------------
                              Name:  JOHN P. THACKER
                              Title: CHIEF CREDIT OFFICER

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent

                           Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

                           By: /s/ JOHN P. THACKER
                              --------------------------------
                              Name:  JOHN P. THACKER
                              Title: CHIEF CREDIT OFFICER

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Galaxy CLO 2003-1, Ltd.,
                           ------------------------------------
                           [Name of Lender]
                           By:  AIG Global Investment Corp.,
                           Its  Investment Advisor


                           By: /s/ Steven S. Oh
                              ---------------------------------
                           Name: Steven S. Oh
                           Title: Managing Director

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           SunAmerica Life Insurance Company
                           ------------------------------------
                           [Name of Lender]
                           By:  AIG Global Investment Corp.,
                           Its: Investment Advisor


                           By: /s/ Steven S. Oh
                              ---------------------------------
                           Name: STEVEN S. OH
                           Title: MANAGING DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent

                           AIG SunAmerica Life Insurance Company
                           -------------------------------------
                           [Name of Lender]
                           By:  AIG Global Investment Corp.,
                           Its: Investment Advisor


                           By: /s/ Steven S. Oh
                              ----------------------------------
                           Name: STEVEN S. OH
                           Title: MANAGING DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent





                           Galaxy CLO 1999-1, Ltd.,
                           ------------------------------------
                           [Name of Lender]
                           By:  AIG Global Investment Corp.,
                           Its: Collateral Manager


                           By: /s/ Steven S. Oh
                              ---------------------------------
                           Name: STEVEN S. OH
                           Title: MANAGING DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           AMARA-I FINANCE, LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Financial Manager


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           AMARA 2 FINANCE, LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Financial Manager


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           AVALON CAPITAL LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Portfolio Advisor


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           AVALON CAPITAL LTD. 2
                           By: INVESCO Senior Secured Management, Inc.
                               As Financial Manager


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1,
                           LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Sub-Advisor


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           CHARTER VIEW PORTFOLIO
                           By: INVESCO Senior Secured Management, Inc.
                               As Investment Advisor


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           DIVERSIFIED CREDIT PORTFOLIO LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Investment Advisor


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           AIM FLOATING RATE FUND
                           By: INVESCO Senior Secured Management, Inc.
                               As Sub-Adviser


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           INVESCO EUROPEAN CDO I S.A.
                           By: INVESCO Senior Secured Management, Inc.
                               As Collateral Manager


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           SEQUILS-LIBERTY, LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Collateral Manager


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           SAGAMORE CLO LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Collateral Manager


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           SARATOGA CLO I, LIMITED
                           By: INVESCO Senior Secured Management, Inc.
                               As Asset Manager


                           By: /s/ Joseph Rotondo
                              ------------------------------------
                              Name: JOSEPH ROTONDO
                              Title: AUTHORIZED SIGNATORY

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Toronto Dominion (Texas), Inc.
                           ---------------------------------------------
                           [Name of Lender]


                           By: /s/ Mark A. Baird
                              ------------------------------------
                              Name: MARK A. BAIRD
                              Title: VICE PRESIDENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Stanfield Arbitrage CDO, Ltd.
                           By: Stanfield Capital Partners LLC
                               as its Collateral Manager
                           ---------------------------------------
                           [Name of Lender]


                           By: /s/ Christopher E. Jansen
                              ------------------------------------
                              Name: Christopher E. Jansen
                              Title: Managing Partner

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Stanfield Quattro CLO, Ltd.
                           By: Stanfield Capital Partners LLC
                               As its Collateral Manager
                           ---------------------------------------
                           [Name of Lender]


                           By: /s/ Christopher E. Jansen
                              ------------------------------------
                              Name: Christopher E. Jansen
                              Title: Managing Partner

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Hamilton CDO, Ltd.
                           By: Stanfield Capital Partners LLC
                               As its Collateral Manager
                           ---------------------------------------
                           [Name of Lender]


                           By: /s/ Christopher E. Jansen
                              ------------------------------------
                              Name: Christopher E. Jansen
                              Title: Managing Partner

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Stanfield Carrera CLO, Ltd.
                           By: Stanfield Capital Partners LLC
                           as its Asset Manager
                           ---------------------------------------
                           [Name of Lender]


                           By: /s/ Christopher E. Jansen
                              ------------------------------------
                              Name: Christopher E. Jansen
                              Title: Managing Partner

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Flagship CLO 2001-I
                           ---------------------------------------
                           [Name of Lender]


                           By: /s/ Mark S. Pelletier
                              ------------------------------------
                              Name: Mark S. Pelletier
                              Title: Director

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Flagship CLO II
                           ---------------------------------------
                           [Name of Lender]


                           By: /s/ Mark S. Pelletier
                              ------------------------------------
                              Name: Mark S. Pelletier
                              Title: Director

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Black Diamond CLO 1998-I, Ltd



                           By: /s/ Alan Corkish
                              ------------------------------------

                           Name: ALAN CORKISH
                                ----------------------------------

                           Title: DIRECTOR
                                 ---------------------------------

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Black Diamond CLO 2000-1, Ltd



                           By: /s/ Alan Corkish
                              ------------------------------------

                           Name: ALAN CORKISH
                                ----------------------------------

                           Title: DIRECTOR
                                 ---------------------------------

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Black Diamond International Funding, Ltd


                           By /s/ Alan Corkish
                             ---------------------------------------

                           Name ALAN CORKISH
                               -------------------------------------

                           Title DIRECTOR
                                ------------------------------------

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           KZH Soleil LLC
                           -----------------------------------------



                           By: /s/ Dorian Herrera
                               --------------------------------------
                               Name:  DORIAN HERRERA
                               Title: AUTHORIZED AGENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent




                           KZH Soleil - 2 LLC
                           -----------------------------------------


                           By: /s/ Dorian Herrera
                               --------------------------------------
                               Name:  DORIAN HERRERA
                               Title: AUTHORIZED AGENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           KZH Waterside LLC
                           -----------------------------------------



                           By: /s/ Dorian Herrera
                               --------------------------------------
                               Name:  DORIAN HERRERA
                               Title: AUTHORIZED AGENT

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           1888 FUND, LTD.
                           -----------------------------------------
                           [Name of Lender]


                           By: /s/ Kaitlin Trinh
                               --------------------------------------
                               Name:  Kaitlin Trinh
                               Title: Fund Controller

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           BY: CALLIDUS DEBT PARTNERS CDO FUND I, LTD.
                                    BY: ITS COLLATERAL MANAGER,
                                 CALLIDUS CAPITAL MANAGEMENT, LLC
                           -----------------------------------------
                           [Name of Lender]


                           By: /s/ Wayne Mueller
                               --------------------------------------
                               Name:  WAYNE MUELLER
                               Title: MANAGING DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           BY: CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
                                    BY: ITS COLLATERAL MANAGER,
                                 CALLIDUS CAPITAL MANAGEMENT, LLC
                           -----------------------------------------
                           [Name of Lender]



                           By: /s/ WAYNE MUELLER
                               --------------------------------------
                               Name:  WAYNE MUELLER
                               Title: MANAGING DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Oppenheimer Senior Floating Rate Fund
                           --------------------------------------------
                           [Name of Lender]


                           By: /s/ Bill Campbell
                              -----------------------------------------
                              Name: Bill Campbell
                              Title: Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Harbour View CDO II, Ltd.
                           --------------------------------------------
                           [Name of Lender]



                           By: /s/ Bill Campbell
                              -----------------------------------------
                              Name: Bill Campbell
                              Title: Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Harbour View CLO IV, Ltd.
                           --------------------------------------------
                           [Name of Lender]


                           By: /s/ Bill Campbell
                              -----------------------------------------
                              Name: Bill Campbell
                              Title: Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Harbour View CLO V, Ltd.
                           --------------------------------------------
                           [Name of Lender]


                           By: /s/ Bill Campbell
                              -----------------------------------------
                              Name: Bill Campbell
                              Title: Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

                           BY: HVB CREDIT ADVISORS LLC


                           --------------------------------------------
                           [Name of Lender]


                           By: /s/ IRV ROA
                              -----------------------------------------
                              Name: IRV ROA
                              Title: DIRECTOR


                                     /S/ Elizabeth Tallmadge
                                       ELIZABETH TALLMADGE
                                        MANAGING DIRECTOR
                                     CHIEF INVESTMENT OFFICER

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                           By: Indosuez Capital as Portfolio Advisor


                           By: /s/ Charles Kobayashi
                              ----------------------------------------
                           Name: Charles Kobayashi
                           Title: Principal and Portfolio Manager

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           TRS Eclipse LLC
                           --------------------------------------
                           [Name of Lender]



                           By: /s/ Alice L. Wagner
                              -----------------------------------
                              Name: Alice L. Wagner
                              Title: Vice President

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           COLUMBUS LOAN FUNDING LTD.
                           BY TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY,
                              LLC
                           ----------------------------------------------------
                           [Name of Lender]


                           By: /s/ JOHN A. WILLS
                              -------------------------------------------------
                              Name: JOHN A. WILLS
                              Title: ASSISTANT INVESTMENT OFFICER

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           CITIGROUP INVESTMENTS CORPORATE LOAN FUND, INC.
                           BY TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY,
                              LLC
                           ----------------------------------------------------
                           [Name of Lender]


                           By: /s/ JOHN A. WILLS
                              -------------------------------------------------
                              Name: JOHN A. WILLS
                              Title: ASSISTANT INVESTMENT OFFICER

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           -------------------------------------------
                           SENECA CBO IV LIMITED


                           By: /s/ Sandra Monticelli
                              ----------------------------------------
                              Name: SANDRA MONTICELLI
                              Title: CHIEF OPERATIONS OFFICER,
                                     SENECA CAPITAL MANAGEMENT
                                     AS PORTFOLIO MANAGER FOR
                                     SENECA CBO IV LIMITED

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Madison Avenue CDO III Ltd.
                           ----------------------------------------
                           [Name of Lender]


                           By: /s/ David W. Farrell
                              -------------------------------------
                              Name: DAVID W. FARRELL
                              Title: DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Metropolitan Life Insurance Company
                           ----------------------------------------
                           [Name of Lender]


                           By: /s/ Susan M. Garrett
                              -------------------------------------
                              Name: SUSAN M. GARRETT
                              Title: DIRECTOR

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Nationwide Life Insurance Company
                           ----------------------------------------
                           [Name of Lender]


                           By: Thomas S. Leggett
                               ------------------------------------
                               Name: THOMAS LEGGETT
                               Title: ASSOCIATE VICE PRESIDENT
                                      PUBLIC BONDS

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           SCOTTSDALE INSURANCE
                           ----------------------------------------
                           [Name of Lender]


                           By: Thomas S. Leggett
                               ------------------------------------
                               Name: THOMAS LEGGETT
                               Title: ASSOCIATE VICE PRESIDENT
                                      PUBLIC BONDS

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent


                           Nationwide Mutual Insurance Company
                           ----------------------------------------
                           [Name of Lender]


                           By: Thomas S. Leggett
                               ------------------------------------
                               Name: THOMAS LEGGETT
                               Title: ASSOCIATE VICE PRESIDENT
                                      PUBLIC BONDS

                           Signature page to the Fourth Amendment, dated as of October 7, 2003, to the Credit Agreement, dated as of December 20, 2001, as amended, among Collins & Aikman Products Co., Collins & Aikman Canada Inc., Collins & Aikman Plastics, Ltd., Collins & Aikman Corporation, the financial institutions parties thereto, the syndication agent and co-documentation agents named therein, JPMorgan Chase Bank, as administrative agent, and JPMorgan Chase Bank, Toronto Branch, as Canadian administrative agent



                           Nationwide Mutual Fire Insurance Company
                           ----------------------------------------
                           [Name of Lender]


                           By: Thomas S. Leggett
                               ------------------------------------
                               Name: THOMAS LEGGETT
                               Title: ASSOCIATE VICE PRESIDENT
                                      PUBLIC BONDS

                                                                Schedule 1.01(A)
                                                             to Credit Agreement




                                APPLICABLE MARGIN


                                           Revolving Loans, Swingline Loans and
                                                   Tranche A Term Loans
                                          --------------------------------------------
                                             Eurodollar and         ABR and Canadian
                                          Bankers Acceptances        Prime Rate Loan
                 Ratios                    Rate Loan Margin              Margin
  -------------------------------------   -------------------       ------------------
  Leverage Ratio greater than
  3.50:1.00 ("Level I")                         4.00%                    3.00%

  Leverage Ratio less than or equal to
  3.50:1.00 and greater than 3.00:1.00
  ("Level II")                                  3.50%                    2.50%

  Leverage Ratio less than or equal to
  3.00:1.00 and greater than 2.25:1.00
  ("Level III")                                 3.00%                    2.00%

  Leverage Ratio less than or equal to
  2.25:1.00 and greater than 2.00:1.00
  ("Level IV")                                  2.50%                    1.50%

  Leverage Ratio less than or equal to
  2.00:1.00 ("Level V")
                                                2.50%                    1.50%